UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 23, 2011

STEELE RESOURCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-143970	75-3232682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3081 Alhambra Drive, Suite 208 Cameron Park, California	95682
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 672-6225

STEELE RECORDING CORPORATION
 (Registrant’s former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement

Pursuant to a non-binding Letter of Intent entered into on January 27, 2011 (the “LOI”), between Steele Resources Corporation (“SRC”) and Innocent, Inc. (“INCT”), INCT and SRC expressed an interest in entering into a Joint Venture in which INCT would provide up to $5,000,000 of funding to explore the Mineral Hill Mining Project located near Pony, Montana.  Pursuant to the LOI, INCT was required advance up to $500,000 to SRC’s subsidiary, Steele Resources, Inc. (“SRI”) in order to allow SRI to close on two mineral leases representing the Mineral Hill Mining Project. Pursuant to the LOI, on February 7, 2011, INCT advanced an initial $300,000 which allowed SRI to close on the Pony Project representing 17 patented and 67 unpatented mining claims located in the Pony Mining District of Montana.

Pursuant to the LOI, on February 20, 2011 INCT and SRC entered into a definitive Joint Venture Agreement (the “JVAgreement”) relating to the Mineral Hill Mining Project. Pursuant to the JVAgreement INCT agreed to provide up to $5,000,000 to fund the exploration and development of the Mineral Hill Mining Project. However, the JV Agreement was conditioned upon INCT providing an initial $550,000 to close the Pony Project and the A&P Project, of which $300,000 was provided on February 15, 2011 and the remaining $250,000 was funded on March 23, 2011. In addition, the parties have agreed to amend the JV Agreement to allow INCT to fund an additional $450,000 on or before March 31, 2011. The JV Agreement provides that when INCT provides at least $1,000,000 of financing, then SRC would agree to match INCT’s investment up to $5,000,000 thus providing up to an aggregate of $10,000,000 to explore and, if warranted, develop the Mineral Hill Mining Project. Under the terms of the JV Agreement INCT and SRC would each own 50% of the Joint Venture however the percentage ownership would be reduced by 10% for each $1,000,000 a party failed to contribute to the Joint Venture.

Of the funds received on March 23, 2011,  $200,000 will be used to allow SRI to close on the Atlantic and Pacific mining property mineral lease (the”A&P Project”)  representing two patented mining claims located next to the Pony Project and together representing the Mineral Hill Mining Project.

A copy of the JV Agreement and the A&P Mineral Lease are included as Exhibits 10.6 and 10.7 to this Form 8-K and are hereby incorporated by reference.  All references to the JV Agreement and the A&P Mineral Lease in this Form 8-K are qualified, in their entirety, by the text of such exhibits.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.6	Joint Venture Agreement between Innocent, Inc. and Steele Resources Corporation dated February 20, 2011.
10.7	A&P Mineral Lease dated February 22, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2011	STEELE RESOURCES CORPORATION

By: /s/ A.Scott Dockter
A.Scott Dockter, Chief Executive Officer

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